EXHIBIT 32.2

                        CERTIFICATION OF PERIODIC REPORT

I, Michael G. Moore, Chief Financial Officer of Gulfport Energy Corporation, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C.
Section  1350,  that,  to  the  best  of  my  knowledge:

(1) the Annual Report on Form 10-KSB of the Company for the annual period ended December 31, 2003 (the "Report") fully complies with the requirements of
     Section 13 (a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78M or 78o(d); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Dated:  April  14,  2004           /s/  Mike  Moore
                                   ----------------------------------------
                                   Mike  Moore
                                   Chief  Financial  Officer



     A signed original of this written statement required by Section 906 has been provided to the Company and will be retrained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.